              [GRAPHIC OMITTED] SEPTEMBER 30, 1999

                                                 BT Mutual Funds
SmallCap Fund
Annual Report

                   TRUST: BT INVESTMENT FUNDS
                   INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
Small Cap Fund

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders .......................................................3

Small Cap Fund
   Statement of Assets and Liabilities .......................................6
   Statement of Operations ...................................................6
   Statements of Changes in Net Assets .......................................7
   Financial Highlights ......................................................7
   Notes to Financial Statements .............................................8
   Report of Independent Accountants .........................................9
   Tax Information ...........................................................9

Small Cap Portfolio
   Schedule of Portfolio Investments ........................................10
   Statement of Assets and Liabilities ......................................12
   Statement of Operations ..................................................12
   Statements of Changes in Net Assets ......................................13
   Financial Highlights .....................................................13
   Notes to Financial Statements ............................................14
   Report of Independent Accountants ........................................15

Proxy Results ...............................................................16

                                   ----------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                                   ----------

--------------------------------------------------------------------------------
Small Cap Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this annual report for the Small Cap Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY

Small capitalization growth stocks experienced significant volatility throughout the twelve months ended September 30, 1999. Small cap relative performance also diverged rather dramatically from the first half of this fiscal year to the second. For the first half, equities in general were strong, but the small cap sector lagged, as concerns over both foreign and domestic economies kept investor preference toward large-capitalization stocks. During the second half of the fiscal year, equities in general produced lackluster performance, and the small cap sector, as measured by the Russell 2000 Index, returned 8.25%, far outperforming the S&P 500 return of 0.36% for the same six months. In fact, small capitalization stocks, and small capitalization growth stocks in particular, were the best performing U.S. equity sector for the six months ended September 30, 1999. While small cap stocks still underperformed large caps for the fiscal year, the growth segment within the small cap sector outperformed both large cap and mid cap stocks for the twelve months.

The first half of the Fund's fiscal year began in October 1998 with a continuation of the summer's sharp sell off in small cap growth stocks as well as in the broader equity markets, followed by an even more pronounced recovery quickly thereafter.

o The U.S. stock markets reacted favorably to three Federal Reserve Board easings in the fall of 1998, interest rate cuts in a number of other countries, better coordination of international monetary policy, receding concerns of a global credit crunch, positive earnings reports, and an ongoing strong U.S. economy with low inflation and healthy consumer spending. This market recovery was particularly apparent in the sharp improvement of internet-related stocks.

o The small cap market rally that began in mid-October continued into the first quarter of 1999, only to become subject to fears and uncertainty again in February. Ironically, a very positive economic and broader market environment raised concerns that, at best, the Federal Reserve Board was on hold with respect to interest rates and, perhaps, may act to raise rates at the first sign of inflation.

o After the February sell-off, March witnessed a rebound in the small cap equity market once again, as subsequent economic reports pointed to a continuation of economic growth with little or no evidence of inflation. Investors continued to be attracted to companies and industries exhibiting strong growth trends, such as those in the technology and internet sectors. Still, investors' preference for larger, more liquid names remained.

The second half of the Fund's fiscal year began with a sharp shift in investor preference from larger, growth and technology-oriented names to smaller, value and more economically cyclical stocks, following economic data indicating that the worst of the Asian financial crisis was apparently over.

o The combination of expectations of improving fundamentals as well as low valuations for long-ignored economically sensitive stocks, such as those in the paper, chemical and steel industries, served to propel these value-oriented stocks at the expense of larger company growth stocks during both April and May.

o This broadening of the stock market also included strong performance by smaller and mid-sized companies as worries about world economies abated.

o Still, market volatility continued throughout the second calendar quarter as strong economic data led the Federal Reserve Board to officially shift in mid-May from a neutral stance to a bias toward raising interest rates. Additional economic data released throughout the quarter continued to show robust U.S. economic growth with little sign of inflation.

o Investors began to believe that the Federal Reserve Board would raise rates in a limited manner rather than make a series of increases, and equity markets reflected this optimism toward the end of June with broad-based strength.

o On June 30, the Federal Reserve Board did, in fact, increase the fed funds rate by 0.25% and signaled it would be resuming its neutral stance.

The third calendar quarter witnessed weakness across all U.S. equity sectors on renewed fears of further interest rate increases.

o Economic data pointed to a still robust U.S. economy, a slight uptick in the rate of wage growth, and stronger global economic growth in Europe, Asia, and even Japan.

o Financial markets grew concerned that synchronized global growth would lead to inflation.

o Against this backdrop, the Federal Reserve Board raised the fed funds rate by another 0.25% on August 24.

o In September, the U.S. equity markets continued to be volatile and nervous, as the U.S. economy remained vibrant and economic momentum continued to build around the world.

Throughout the annual period, small cap companies exhibited strong earnings growth, positive fundamentals, and attractive relative valuations. In fact, small cap relative P/E ratios as compared to large cap P/E ratios were, as of September 30, 1999, still at multi-decade lows.

INVESTMENT REVIEW

The Fund significantly outperformed its benchmarks for the twelve month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, in the fourth quarter of 1998, the Fund was overweight in the two best performing sectors, i.e. technology and health care. Also having a positive impact on relative performance were underweight positions in the energy, financial services, and materials & processing sectors. In the first quarter of 1999, technology continued to be one of the top performing sectors and the Fund remained overweight there.

--------------------------------------------------------------------------------
Ten Largest Stock Holdings
--------------------------------------------------------------------------------
Mercury Interactive Corp.    3.70%        Pinnacle Systems, Inc.           1.84%
Calpine Corp.                2.60%        Medical Manager Corp.            1.81%
ATMI, Inc.                   2.12%        Transwitch Corp.                 1.74%
Micrel, Inc.                 2.01%        T-HQ, Inc.                       1.68%
Hispanic Broadcasting Corp.  1.92%        Pacific Sunwear of California    1.64%
--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Periods ended September 30, 1999       Cumulative Total Returns                 Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------
                                 Past 1    Past 3    Past 5   Since          Past 1    Past 3   Past 5     Since
                                  year      years     years  inception        year      years    years   inception
------------------------------------------------------------------------------------------------------------------
 Small Cap Fund1
   (inception 10/21/93)          46.52%    23.72%   149.41%   189.31%        46.52%     7.35%   20.06%     19.58%
------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index2             19.07%    28.43%    79.30%    79.36%        19.07%     8.70%   12.39%     10.38%
------------------------------------------------------------------------------------------------------------------
 Russell 2000 Growth Index2      32.63%    22.97%    77.50%    74.02%        32.63%     7.14%   12.16%      9.81%
------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Average/3                     43.76%    33.58%   105.33%   103.88%        43.76%     9.58%   15.03%     12.41%
------------------------------------------------------------------------------------------------------------------

                    Diversification of Portfolio Investments

                        By Theme as of September 30, 1999
                     (percentages are based on market value)

New Consumer                          8%
New Healthcare Paradigm               4%
Energizing the Globe                 11%
Our Stengthening Financial Structure  5%
Stores of Value                       5%
Miscellaneous/1                       18%
Client Server Computing               5%
Managing the Information Age          4%
The Ubiquitous Semiconductor          9%
Cash                                 15%
America's Changing Leisure Time       7%
Special Situations                    5%
Life on the Net                       4%
----------
1/ Includes themes with weightings of less than 4%.

The Fund's relative performance was impacted negatively by investors' sharp shift from growth to value stocks in April and May. More specifically, the Fund's overweight positions in energy and technology helped during the second quarter of 1999, but its underweight positions in such top performing value-oriented sectors as autos & transportation, materials & processing, and utilities detracted from Fund performance. During the third calendar quarter, energy and technology, where the Fund remained overweight, continued to outperform, and the value-oriented sectors that did well in the previous quarter now underperformed. Thus the Fund's underweighting in these poorer performing sectors had a positive effect.

MANAGER OUTLOOK

The U.S. continues to experience tight labor markets, although signs of inflation remain scant. Internationally, few inflationary pressures are expected due to the economic capacity that exists. Stronger economic growth abroad may weigh on U.S. financial markets, as synchronized global growth raises the fear of overheating in the U.S. However, we continue to believe that a cycle of full-blown overheating in the U.S. economy is unlikely due to the slack still remaining in overseas markets. We also expect the Federal Reserve Board to stay vigilant on the inflation front.

Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding small cap stocks in general. Small cap fundamentals remain strong, earnings growth healthy, and relative valuations attractive. We expect strong third quarter earnings to be reported shortly and, to date, have seen a relative scarcity of negative earnings preannouncements.

Given the recent high volatility in the stock market, it is also important to keep in mind that we remain disciplined in our process, and we continue to:

o focus on companies that offer compelling valuations relative to their growth rates

o  focus on companies that have strong, consistent earnings and revenue growth

o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors

o  strictly adhere to our sell discipline to help mitigate risk, and

o use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.

/s/ Mary P. Dugan          /s/ Audrey M.T. Jones         /s/ John P. Callaghan

             Mary P. Dugan, Audrey M.T. Jones, and John P. Callaghan
                            Portfolio Managers of the
                               Small Cap Portfolio
                               September 30, 1999

1/ Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
2/ Indices are unmanaged, and investments cannot be made in an index. The
   Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation.
3/ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
Small Cap Fund

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in
Value of a $10,000
Investment in the
Small Cap Fund and the
Russell 2000 Index since
October 31, 1993.

------------------------------------------
        Total Return for the Year
        Ended September 30, 1999

One Year     Five Year     Since 10/21/931
 46.52%      20.06%/2         19.58%/2

1/ The Fund's inception date.
2/ Annualized.

Investment return and principal
value will fluctuate so that shares,
when redeemed, may be worth more
or less than their original cost.
------------------------------------------

Small Cap Fund - $28,931                Russell 2000 Index - $17,936
------------------------                ----------------------------
Oct-93  10000                           Oct-93    10000
Mar-94  10375                           Mar-94    9735
Sep-94  11451                           Sep-94    10004
Mar-95  14107                           Mar-95    10272
Sep-95  18263                           Sep-95    12345
Mar-96  21049                           Mar-96    13256
Sep-96  23074                           Sep-96    13967
Mar-97  17517                           Mar-97    13933
Sep-97  27217                           Sep-97    18602
Mar-98  26987                           Mar-98    19788
Sep-98  19745                           Sep-98    15063
Mar-99  26616                           Mar-99    16570
Sep 99  28931                           Sep 99    17936

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
Small Cap Fund

Statement of Assets and Liabilities September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investment in Small Cap Portfolio, at Value ..............................................      $ 215,304,983
   Receivable for Shares of Beneficial Interest Subscribed ..................................          1,300,011
   Prepaid Expenses and Other ...............................................................             27,468
                                                                                                   -------------
Total Assets ................................................................................        216,632,462
                                                                                                   -------------
Liabilities
   Due to Bankers Trust .....................................................................             65,906
   Payable for Shares of Beneficial Interest Redeemed .......................................            251,632
   Accrued Expenses and Other ...............................................................             42,624
                                                                                                   -------------
Total Liabilities ...........................................................................            360,162
                                                                                                   -------------
Net Assets ..................................................................................      $ 216,272,300
                                                                                                   =============
Composition of Net Assets
   Paid-in Capital ..........................................................................      $ 145,324,751
   Accumulated Net Realized Gain from Investment Transactions ...............................         31,982,126
   Net Unrealized Appreciation on Investment ................................................         38,965,423
                                                                                                   -------------
Net Assets ..................................................................................      $ 216,272,300
                                                                                                   =============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
shares outstanding) .........................................................................      $       21.89
                                                                                                   =============
Shares Outstanding ($0.001 par value per share, unlimited number of shares
   of beneficial interest authorized) .......................................................          9,881,175
                                                                                                   =============

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Expenses in Excess of Income Allocated from Small Cap Portfolio, net .....................      $    (188,887)
                                                                                                   -------------
Expenses
   Administration and Services Fees .........................................................          1,327,846
   Printing and Shareholder Reports .........................................................             37,734
   Professional Fees ........................................................................             36,988
   Registration Fees ........................................................................             20,442
   Trustees Fees ............................................................................              6,013
   Miscellaneous ............................................................................              8,737
                                                                                                   -------------
   Total Expenses ...........................................................................          1,437,760
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ....................................           (105,550)
                                                                                                   -------------
      Net Expenses ..........................................................................          1,332,210
                                                                                                   -------------
Expenses in excess of income ................................................................         (1,521,097)
                                                                                                   -------------
Realized and Unrealized Gain on Investment
   Net Realized Gain from Investment Transactions ...........................................         49,022,740
   Net Change in Unrealized Appreciation/Depreciation on Investment .........................         30,229,250
                                                                                                   -------------
Net Realized and Unrealized Gain on Investment ..............................................         79,251,990
                                                                                                   -------------
Net Increase in Net Assets from Operations ..................................................      $  77,730,893
                                                                                                   =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the            For the
                                                                                 year ended         year ended
                                                                             September 30, 1999 September 30, 1998
                                                                             ------------------ ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Income .............................................  $   (1,521,097)    $   (2,042,216)
   Net Realized Gain from Investment Transactions ...........................      49,022,740          3,536,499
   Net Change in Unrealized Appreciation/Depreciation on Investment .........      30,229,250        (73,838,071)
                                                                               --------------     --------------
Net Increase (Decrease) in Net Assets from Operations .......................      77,730,893        (72,343,788)
                                                                               --------------     --------------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions ...........................        (593,090)       (11,612,132)
   In Excess of Net Realized Gains from Investment Transactions .............              --        (13,960,209)
                                                                               --------------     --------------
Total Distributions .........................................................        (593,090)       (25,572,341)
                                                                               --------------     --------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares ............................................     162,501,561        299,805,325
   Dividend Reinvestments ...................................................         422,175         17,676,714
   Cost of Shares Redeemed ..................................................    (196,099,298)      (333,578,059)
                                                                               --------------     --------------
Net Decrease from Capital Transactions in Shares of Beneficial Interest .....     (33,175,562)       (16,096,020)
                                                                               --------------     --------------
Total Increase (Decrease) in Net Assets .....................................      43,962,241       (114,012,149)
Net Assets
Beginning of Year ...........................................................     172,310,059        286,322,208
                                                                               --------------     --------------
End of Year .................................................................  $  216,272,300     $  172,310,059
                                                                               ==============     ==============

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Fund.

                                                                                 For the years ended
                                                                                    September 30,
                                                             --------------------------------------------------------
                                                               1999        1998        1997        1996        1995
                                                               ----        ----        ----        ----        ----
Per Share Operating Performance:
Net Asset Value, Beginning of Period ......................  $  14.96    $  23.68    $  21.66    $  18.50    $  11.60
                                                             --------    --------    --------    --------    --------
Income from Investment Operations
   Expenses in Excess of Income ...........................     (0.15)      (0.18)      (0.14)      (0.12)      (0.04)
   Net Realized and Unrealized Gain (Loss)
      on Investment .......................................      7.13       (6.24)       3.58        4.65        6.94
                                                             --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations ............      6.98       (6.42)       3.44        4.53        6.90
                                                             --------    --------    --------    --------    --------
Distributions to Shareholders
   Net Realized Gain from Investment Transactions .........     (0.05)      (1.04)      (1.42)      (1.37)         --
   In Excess of Net Realized Gains ........................        --       (1.26)         --          --          --
                                                             --------    --------    --------    --------    --------
Total Distributions .......................................     (0.05)      (2.30)      (1.42)      (1.37)         --
                                                             --------    --------    --------    --------    --------
Net Asset Value, End of Period ............................  $  21.89    $  14.96    $  23.68    $  21.66    $  18.50
                                                             ========    ========    ========    ========    ========
Total Investment Return ...................................     46.52%     (28.38)%     17.90%      26.41%      59.48%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) ...............  $216,272    $172,310    $286,322    $242,236    $122,935
   Ratios to Average Net Assets:
      Expenses in Excess of Income ........................     (0.74)%     (0.87)%     (0.89)%     (0.70)%     (0.46)%
      Expenses, Including Expenses of the
        Small Cap Portfolio ...............................      1.25%       1.25%       1.25%       1.25%       1.25%
      Decrease Reflected in Above Expense Ratio Due to
        Fees Waived/Expenses Reimbursed by Bankers Trust ..      0.21%       0.19%       0.03%       0.22%       0.34%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Fund

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies

A. Organization

BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The Small Cap Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on October 21, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At September 30, 1999, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Valuation

Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements.

C. Investment Income

The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions

It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other

The Trust accounts separately for the assets, liabilities, and operations of each fund. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to all of the Trust's funds are allocated among them. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Shares of Beneficial Interest

At September 30, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                   For the year ended             For the year ended
                   September 30, 1999             September 30, 1998
              ---------------------------     ---------------------------
                 Shares         Amount           Shares         Amount
                 ------         ------           ------         ------
Sold            8,607,904   $ 162,501,561      15,646,669   $ 299,805,325
Reinvested         24,817         422,175       1,021,185      17,676,714
Redeemed      (10,266,076)   (196,099,298)    (17,243,267)   (333,578,059)
              -----------    ------------     -----------    ------------
Net Decrease   (1,633,355)  $ (33,175,562)       (575,413)  $ (16,096,020)
              ===========   =============     ===========   =============

--------------------------------------------------------------------------------
Small Cap Fund

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees of BT Investment Funds and
Shareholders of Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Fund (one of the funds comprising BT Investment Funds, hereafter referred to as the "Fund") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the transfer agent, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

--------------------------------------------------------------------------------
Tax Information (Unaudited For the Year Ended September 30, 1999)
--------------------------------------------------------------------------------
The Fund made ordinary distributions during the year ending September 30, 1999, of which $0.02 per share qualify for the dividends received deduction available to corporate shareholders.

--------------------------------------------------------------------------------
Small Cap Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares              Description                               Value
  ------              -----------                               -----
           Common Stocks - 85.6%

           America's Changing Leisure Time - 6.2%
    83,700 Championship Auto Racing/1 ....................  $   2,176,200
    91,700 Cinar Corp. - Class B Sub Mg/1 ................      2,773,925
    54,200 Hispanic Broadcasting Corp./1 .................      4,125,975
    35,800 P.F. Changs China Bistro, Inc./1 ..............        774,175
    84,050 T-HQ, Inc./1 ..................................      3,624,656
                                                            -------------
                                                               13,474,931
                                                            -------------

           Client-Server Computing - 5.2%
    90,800 BEA Systems, Inc./1 ...........................      3,206,375
   123,500 Mercury Interactive Corp./1 ...................      7,973,469
                                                            -------------
                                                               11,179,844
                                                            -------------

           Energizing The Globe - 11.1%
   103,800 BJ Services Co./1 .............................      3,302,138
    65,900 Calpine Corp./1 ...............................      5,605,619
    44,000 Cooper Cameron Corp./1 ........................      1,661,000
    65,900 Devon Energy Corp. ............................      2,730,731
   174,100 Global Industries, Ltd./1 .....................      1,414,563
   111,000 Noble Drilling Corp./1 ........................      2,428,125
   113,300 Sante Fe International ........................      2,443,031
    54,700 Smith International, Inc./1 ...................      2,215,350
    83,300 Tidewater, Inc. ...............................      2,124,150
                                                            -------------
                                                               23,924,707
                                                            -------------

           Flourishing In The Managed
           Care Environment - 3.2%
   163,200 Caremark Rx/1 .................................        918,000
    78,500 Medical Manager Corp./1 .......................      3,905,375
    76,000 Trigon Healthcare, Inc./1 .....................      2,194,500
                                                            -------------
                                                                7,017,875
                                                            -------------

           Interactive Media - 3.0%
    58,500 ANTEC Corp./1 .................................      3,107,812
    72,000 Polycom  Corp./1 ..............................      3,431,250
                                                            -------------
                                                                6,539,062
                                                            -------------

           Life On The Net - 4.3%
    38,300 Art Technology Group/1 ........................      1,457,794
    26,400 Cheap Tickets, Inc./1 .........................        854,700
    45,600 Infospace.com, Inc./1 .........................      1,875,300
    78,500 Insight Communications/1 ......................      2,247,062
    39,700 Interworld Corp. ..............................      1,434,162
    55,200 National Info. Consortium/1 ...................      1,362,750
                                                            -------------
                                                                9,231,768
                                                            -------------

           Life Sciences Revolution - 3.2%
    45,900 Alkermes, Inc./1 ..............................      1,322,494
   176,600 Cell Genesys, Inc./1 ..........................      1,390,725
    95,800 Enzon, Inc./1 .................................      2,921,900
   175,300 Nanogen, Inc./1 ...............................      1,270,925
                                                            -------------
                                                                6,906,044
                                                            -------------

           Managing The Information Age - 3.9%
    21,200 Check Point Software/1 ........................      1,790,075
    50,500 Dendrite International/1 ......................      2,386,125
    11,000 Emulex Corp./1 ................................        944,625
    21,100 Investment Technology Group, Inc. .............        485,300
    71,600 Whittman-Hart, Inc./1 .........................      2,776,737
                                                            -------------
                                                                8,382,862
                                                            -------------

 Shares               Description                               Value
 ------               -----------                               -----
           Move to Outsourcing - 1.5%
    20,900 Bisys Group, Inc./1 ...........................  $     980,341
    32,250 Eagle USA Airfreight, Inc./1 ..................        965,484
    28,300 US Freightways Corp. ..........................      1,340,713
                                                            -------------
                                                                3,286,538
                                                            -------------

           New Consumer - 8.3%
    72,800 Ann Taylor Stores Corp./1 .....................      2,975,700
    60,750 Fossil Inc./1 .................................      1,644,047
    57,200 K-Swiss .......................................      1,805,375
   126,300 Pacific Sunwear of California1 ................      3,540,347
   111,500 Too, Inc. .....................................      2,000,031
    55,900 Williams-Sonoma, Inc./1 .......................      2,714,644
    82,200 Zale Corp./1 ..................................      3,149,288
                                                            -------------
                                                               17,829,432
                                                            -------------

           New Health Care Paradigm - 5.5%
    66,900 Accredo Health, Inc./1 ........................      2,107,350
    20,000 ANDRX Corp./1 .................................      1,170,625
   139,300 IVAX Corp./1 ..................................      2,298,450
    54,600 Medquist, Inc./1 ..............................      1,825,688
    73,200 Resmed, Inc./1 ................................      2,420,175
    80,000 Sonosight, Inc./1 .............................      2,090,000
                                                            -------------
                                                               11,912,288
                                                            -------------

           Our Strengthening Financial Structure - 5.1%
    94,900 Annuity and Life Re (Holdings) ................      2,360,637
    84,100 Banks United Corp., - Class  A ................      2,722,737
    30,000 Golden State Bank .............................        538,125
   130,200 Labranche & Company ...........................      1,456,613
    80,366 Legg Mason, Inc. ..............................      3,079,022
    66,200 Mutual Risk Management Ltd. ...................        810,950
                                                            -------------
                                                               10,968,084
                                                            -------------

           Productivity Enhancement - 2.5%
    73,300 Cognex Corp./1 ................................      2,212,744
   100,800 Pairgain Technologies/1 .......................      1,285,200
    52,800 Symantec Corp./1 ..............................      1,899,150
                                                            -------------
                                                                5,397,094
                                                            -------------

           Return to Home Ownership - 0.4%
    26,300 Linens 'N Things, Inc./1 ......................        887,625
                                                            -------------

           Revaluation of Real Estate - 0.1%
     8,600 LNR Property Corp. ............................        175,225
                                                            -------------

           Special Situations - 5.2%
    68,900  Armco, Inc./1 .................................       482,300
   120,900 Atlantic Coast Airlines, Inc./1 ...............      2,145,975
    75,400 CSK Auto Corp./1 ..............................      1,644,662
    93,400 Pinnacle Systems, Inc./1 ......................      3,957,825
    16,200 Rayonier, Inc. ................................        680,400
    96,300 Universal Foods Corp./1 .......................      2,208,881
                                                            -------------
                                                               11,120,043
                                                            -------------

           Stores of Value - 4.8%
    52,900 99 Cents Only Stores/1 ........................      1,911,013
    65,300 American Eagle Outfitters/1 ...................      3,162,969
    62,500 Ames Department Stores, Inc./1 ................      1,992,188
   107,700 BJ's Wholesale Club, Inc./1 ...................      3,183,881
                                                            -------------
                                                               10,250,051
                                                            -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Schedule of Portfolio Investments September 30, 1999
--------------------------------------------------------------------------------

  Shares              Description                               Value
  ------              -----------                               -----
           Telecommunications - 2.8%
    20,300 Harmonic Lightwaves, Inc./1 ...................  $   2,655,494
    56,300 Viatel, Inc./1 ................................      1,664,369
    42,000 WinStar Communications, Inc./1 ................      1,640,625
                                                            -------------
                                                                5,960,488
                                                            -------------

           The Ubiquitous Semiconductor - 9.3%
    29,800 Alpha Industries, Inc./1 .....................       1,680,906
   122,300 ATMI, Inc./1 .................................       4,563,319
    26,100 Credence Systems Corp./1 .....................       1,171,237
    58,900 DII Group, Inc./1 ............................       2,072,544
    80,400 Lattice Semiconductor Corp. ..................       2,386,875
    99,800 Micrel, Inc./1 ...............................       4,328,825
    65,550 Transwitch Corp./1 ...........................       3,736,350
                                                            -------------
                                                               19,940,056
                                                            -------------
Total Common Stocks (Cost $147,187,050) ..................    184,384,017
                                                            -------------

  Shares              Description                               Value
  ------              -----------                               -----
           Short Term Instrument - 17.3%
           Mutual Fund
37,204,894 Institutional Cash Management Fund
             (Cost $37,204,894) ..........................  $  37,204,894
                                                            -------------

Total Investments (Cost $184,391,944) ........... 102.9%      221,588,911
Liabilities in Excess of Other Assets ...........  (2.9)%      (6,283,901)
                                                  -----     -------------
Net Assets ...................................... 100.0%    $ 215,305,010
                                                  =====     =============
-----------
1/ Non-Income Producing Security.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Statement of Assets and Liabilities  September 30, 1999
--------------------------------------------------------------------------------

Assets
   Investments, at Value (Cost of $184,391,944) .......................     $221,588,911
   Receivable for Fund Shares Sold ....................................          979,955
   Receivable for Securities Sold .....................................        4,323,575
   Dividends and Interest Receivable1 .................................          151,440
                                                                            ------------
Total Assets ..........................................................      227,043,881
                                                                            ------------
Liabilities
   Payable for Securities Purchased ...................................       11,601,729
   Due to Bankers Trust ...............................................          100,068
   Accrued Expenses and Other .........................................           37,074
                                                                            ------------
Total Liabilities .....................................................       11,738,871
                                                                            ------------
Net Assets ............................................................     $215,305,010
                                                                            ============
Composition of Net Assets
   Paid-in Capital ....................................................     $178,108,043
   Net Unrealized Appreciation on Investments .........................       37,196,967
                                                                            ------------
Net Assets ............................................................     $215,305,010
                                                                            ============

1/ Includes $146,899 from the Portfolio's investment in the Institutional Cash
   Management Fund.

--------------------------------------------------------------------------------

Statement of Operations For the year ended September 30, 1999
--------------------------------------------------------------------------------

Investment Income
   Dividends ..........................................................     $  1,037,663
                                                                            ------------
Expenses
   Advisory Fees ......................................................        1,290,625
   Administration and Services Fees ...................................          204,425
   Professional Fees ..................................................           32,843
   Trustees Fees ......................................................            6,147
   Miscellaneous ......................................................            1,643
                                                                            ------------
   Total Expenses .....................................................        1,535,683
   Less Fees Waived/Expenses Reimbursed by Bankers Trust ..............         (309,133)
                                                                            ------------
      Net Expenses ....................................................        1,226,550
                                                                            ------------
Expenses in Excess of Investment Income ...............................         (188,887)
                                                                            ------------
Realized and Unrealized Gain on Investments
   Net Realized Gain from Investment Transactions .....................       49,022,746
   Net Change in Unrealized Appreciation/Depreciation on Investments ..       30,229,254
                                                                            ------------
Net Realized and Unrealized Gain on Investments .......................       79,252,000
                                                                            ------------
Net Increase in Net Assets from Operations ............................     $ 79,063,113
                                                                            ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                       For the                 For the
                                                                                     year ended              year ended
                                                                                 September 30, 1999      September 30, 1998
                                                                                 ------------------      ------------------
Increase (Decrease) in Net Assets from:
Operations
   Expenses in Excess of Investment Income ...............................          $    (188,887)          $    (523,836)
   Net Realized Gain from Investment Transactions ........................             49,022,746               3,536,500
   Net Change in Unrealized Appreciation/Depreciation on Investments .....             30,229,254             (73,816,547)
                                                                                    -------------           -------------
Net Increase (Decrease) in Net Assets from Operations ....................             79,063,113             (70,803,883)
                                                                                    -------------           -------------
Capital Transactions
   Proceeds from Capital Invested ........................................            160,986,273             320,120,726
   Value of Capital Withdrawn ............................................           (198,015,755)           (361,923,813)
                                                                                    -------------           -------------
Net Decrease in Net Assets from Capital Transactions .....................            (37,029,482)            (41,803,087)
                                                                                    -------------           -------------
Total Increase (Decrease) in Net Assets ..................................             42,033,631            (112,606,970)
Net Assets
Beginning of Year ........................................................            173,271,379             285,878,349
                                                                                    -------------           -------------
End of Year ..............................................................          $ 215,305,010           $ 173,271,379
                                                                                    =============           =============

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Small Cap Portfolio.

                                                                  For the years ended September 30,
                                                   -------------------------------------------------------------
                                                     1999          1998         1997         1996         1995
                                                     -----         -----        -----        -----        -----
Income from Investment Operations
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) .....  $215,305      $173,271     $285,878     $245,615     $123,828
   Ratios to Average Net Assets:
      Net Investment Income (Expenses in
        Excess of Investment Income) ............     (0.09)%       (0.22)%      (0.24)%      (0.05)%       0.19%
      Expenses ..................................      0.60%         0.60%        0.60%        0.60%        0.60%
      Decrease Reflected in Above Expense
        Ratio Due to Fees Waived/Expenses
        Reimbursed by Bankers Trust .............      0.15%         0.17%        0.17%        0.17%        0.19%
   Portfolio Turnover Rate ......................       159%          182%         188%         159%         161%

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Small Cap Portfolio

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1--Organization and Significant Accounting Policies

A. Organization

The Small Cap Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on August 6, 1993 as an unincorporated trust under the laws of New York and began operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation

The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Investment Income

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis. Interest income includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded by the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Federal Income Taxes

The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. Other

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates

The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Agreement, Bankers Trust manages the Portfolio in accordance with the Portfolio's investment objective and stated investment policies in return for a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to
 .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of September 30, 1999 amounted to $854,409 and are included in dividend income.

At September 30, 1999, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $100,000,000, which expires April 29, 2000. A commitment fee of .10% per annum on the average daily amount of the available commitment is payable on a quarterly basis and apportioned equally among all participants. On October 8, 1999, the revolving credit facility was increased to $150,000,000. No amounts were drawn down or outstanding under the credit facility for the year ended September 30, 1999.

Bankers Trust was a wholly owned subsidiary of Bankers Trust Corporation ("BT Corp."). On June 4, 1999, BT Corp. was acquired by Deutsche Bank AG ("Deutsche Bank"). As a result of the transaction, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank.

Note 3--Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 1999 were $294,641,612 and $344,889,776, respectively.

The tax basis of investments held at September 30, 1999 was $184,507,934. The aggregate gross unrealized appreciation for all investments was $44,802,597 and the aggregate gross unrealized depreciation for all investments was $7,721,620.

--------------------------------------------------------------------------------
Small Cap Portfolio

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Trustees and Holders of Beneficial Interest of
Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (hereafter referred to as the "Portfolio") at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 16, 1999

--------------------------------------------------------------------------------
Small Cap Fund

Proxy Results (unaudited)
--------------------------------------------------------------------------------
For the year ended September 30, 1999, the Bankers Trust Funds shareholders voted on the following proposals at the annual meeting of shareholders on October 8, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1.  To elect the Bankers Trust Funds Board of Trustees.
                                     Shares             Shares Voted
                                      Voted               Withheld
                                       For                Authority
                                    ---------           ------------
    Messr Biggar                    7,590,046              12,987
    Messr Dill                      7,590,046              12,987
    Messr Hale                      7,590,046              12,987
    Messr Langton                   7,590,046              12,987
    Messr Saunders                  7,590,046              12,987
    Messr Van Benschoten            7,590,046              12,987
    Dr. Gruber                      7,590,046              12,987
    Dr. Herring                     7,590,046              12,987

2.  To approve the New Investment Advisory Agreement with Bankers Trust Company.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,596,993            1,445           4,595

3.  To approve the New Investment Advisory Agreement with Morgan Grenfell, Inc.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,575,992           22,557           4,484

4. To approve the New Investment Sub-advisory Agreement with Bankers Trust Company.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,596,993            1,445           4,595

5. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund and its corresponding Portfolio.
                                       For              Against         Abstain
                                    ---------           -------         -------
                                    7,592,466            8,466           2,101

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

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

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

[Graphic Omitted]  Bankers Trust
Architects of Value

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write
to us at:                      BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Small Cap Fund                                                  CUSIP #055922769
BT Investment Funds                                             498ANN (9/99)

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101